                                MAXUS INCOME FUND
                                MAXUS EQUITY FUND
                               MAXUS LAUREATE FUND
                            MAXUS OHIO HEARTLAND FUND
                           MAXUS AGGRESSIVE VALUE FUND

                                 Investor Shares
                              Institutional Shares

Maxus Income Fund has an investment objective of obtaining the highest total return, a combination of income and capital appreciation, consistent with reasonable risk. The Fund pursues this objective by investing primarily in income-producing securities.

Maxus Equity Fund has an investment objective of obtaining a total return, a combination of capital appreciation and income. The Fund pursues this objective by investing primarily in equity securities.

Maxus Laureate Fund has an investment objective of achieving a high total return, a combination of capital appreciation and income, consistent with reasonable risk. This Fund pursues its objective by investing primarily in other mutual funds which invest on a global basis.

Maxus Ohio Heartland Fund has an investment objective of obtaining a high total return (a combination of income and capital appreciation). The Fund pursues this objective by investing primarily in equity securities of companies headquartered in the State of Ohio.

Maxus Aggressive Value Fund has an investment objective of obtaining capital appreciation. The Fund pursues this objective by investing primarily in equity securities of companies whose equity securities have a total market value of between $10,000,000 and $200,000,000.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus, and any representation to the contrary is a criminal offense.

                      PROSPECTUS/April 30, 1999

                          MAXUS INCOME FUND
                         RISK/RETURN SUMMARY

Investment Objective and Main Investment Strategies

     The investment objective of Maxus Income Fund is to obtain the highest total return, a combination of income and capital appreciation, consistent with reasonable risk. The Fund pursues this objective by investing primarily in income-producing securities (such as debt securities, preferred stocks and common and preferred shares of closed-end investment companies (also known as "closed-end funds") having portfolios consisting primarily of income-producing securities). Certain of the debt securities and preferred stocks in which the Fund invests may be convertible into common shares. To a lesser degree, the Fund will invest directly in common shares bearing high dividends.

     Maxus Income Fund will alter the composition of its portfolio as economic and market trends change. The Adviser will increase its investment in short-term debt securities during periods when it believes interest rates will rise and will increase its investment in long-term debt securities when it believes interest rates will decline. Maxus Income Fund may invest in debt securities of any maturity.

     In selecting corporate debt securities for Maxus Income Fund the Adviser intends to invest principally in securities rated BBB or better by Standard & Poor's Corporation rating service, but may invest in securities rated as low as BB, B, CCC or CC or unrated securities when these investments are believed by the Adviser to be sound. The Fund will not invest more than 20% of its portfolio in (i) securities rated BB or lower by Standard & Poor's Corporation and/or (ii) unrated securities which, in the opinion of the Adviser, are of quality comparable to those rated BB or lower. Securities rated lower than BBB by Standard & Poor's, sometimes referred to as "junk bonds," are usually considered lower-rated securities and have speculative characteristics. Please refer to Appendix A of this Prospectus for a description of these ratings.

     In selecting closed-end funds for Maxus Income Fund, the Adviser will invest in closed-end funds which, in choosing corporate debt securities in which they invest, adhere to ratings criteria no less strict than those followed by Maxus Income Fund in selecting its direct investments in corporate debt securities. Such closed-end funds may invest in debt securities of United States or foreign issuers.

     When the Adviser believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in high-quality short-term debt securities and money market instruments. The taking of such a temporary defensive posture may adversely impact the ability of the Fund to achieve its investment objective.

Main Risks

     Volatility. The value of securities in Maxus Income Fund's portfolio will go up and down. The Fund's portfolio will reflect changes in the prices of individual portfolio securities or general changes in securities valuations. Consequently, the Fund's share price may decline and you could lose money.

     Debt Securities Risks. The Fund's portfolio will also be exposed to the following additional risks in connection with its investments in debt securities and in closed-end funds which invest primarily in debt securities:

     - Prices of debt securities rise and fall in response to interest rate changes for similar securities. Generally, when interest rates rise, prices of debt securities fall. The net asset value of the Fund may decrease during periods of rising interest rates.

     - An issuer of debt securities may default (fail to repay interest and principal when due). If an issuer defaults or the risk of such default is perceived to have increased, the Fund will lose all or part of its investment. The net asset value of the Fund may fall during periods of economic downturn when such defaults or risk of defaults increase.

     - Securities rated below investment grade, also known as junk bonds, generally entail greater risks than investment grade securities. For example, their prices are more volatile, their values are more negatively impacted by economic downturns, and their trading market may be more limited.

     Closed-End Funds. The closed-end funds in which the Fund invests typically pay an advisory fee for the management of their portfolios, as well as other expenses. Therefore, the investment by the Fund in closed-end funds often results in a duplication of advisory fees and other expenses, thereby resulting in a lower return for the Fund than would be the case in the absence of such duplication.

     In addition, since these closed-end funds invest in debt securities, they are subject to the same risks described above in "Debt Securities Risks".

     Also, certain of the closed-end funds in which Maxus Income Fund invests may invest part or all of their assets in debt securities of foreign issuers. Such investments involve the following additional risks:

     - Because foreign securities ordinarily are denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the closed-end fund's net asset value, the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and capital gain, if any, to be distributed to shareholders by the closed-end fund. If the value of a foreign currency declines against the U.S. dollar, the value of the closed-end fund's assets denominated in that currency will decrease. Although these closed-end funds may enter into "hedging" transactions intended to minimize the risk of loss due to a decline in the value of the subject foreign currency, in some cases all or a portion of the closed-end fund's portfolio remains subject to this risk of loss.

     - There are additional risks relating to political, economic, or regulatory conditions in foreign countries; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the potentially less stringent investor protection and disclosure standards of foreign markets. All of these factors can make foreign investments of such closed-end funds more volatile and potentially less liquid than U.S. investments.

Bar Chart and Performance Table

The bar chart and table shown below provide an indication of the risks of investing in Maxus Income Fund by showing changes in the Fund's performance from year to year over a 10-year period and by showing how the Fund's average annual returns for one, five, and ten years compare to those of a broad-based securities market index. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.

                          Maxus Income Fund
                           Investor Shares




                             [Bar Chart]







 1989   1990   1991   1992   1993   1994   1995   1996   1997   1998

 11.4%  1.7%   19.3%   7.9%   8.7%  -4.5%  16.4%   9.2%  11.5%   3.5%


     During the 10-year period shown in the bar chart, the highest return for a quarter was 7.79% (quarter ending March 31, 1991) and the lowest return for a quarter was -3.76% (quarter ending March 31, 1994).



   Average Annual Total Returns        Past       Past        Past
 (for the periods ending December    One Year    5 Years    10 Years
            31, 1998)


        Maxus Income Fund             3.49%       6.98%      8.31%


  Lehman Intermediate Corporate        8.3%       7.17%      9.19%
              Index*



* The Lehman Intermediate Corporate Index is an index of investment grade corporate bonds having at least $100,000,000 principal amount outstanding and maturities of from one to ten years.

                          MAXUS EQUITY FUND
                         RISK/RETURN SUMMARY

Investment Objective and Main Strategies

     The investment objective of Maxus Equity Fund is to obtain a total return, a combination of capital appreciation and income. This Fund pursues this objective by investing primarily in equity securities of both smaller and larger companies. Under normal circumstances at least 65% of the Fund's total assets will consist of equity securities. Equity securities consist of common stock and securities convertible into common stock. The Fund emphasizes a "value" style of investing. In deciding which securities to buy and which to sell, the Adviser will give primary consideration to fundamental factors. For example, securities having relatively low ratios of share price to book value, net asset value, earnings and cash flow will generally be considered attractive investments. Additionally, the Adviser will give secondary consideration to insider transactions and the growth of earnings.

     When the Adviser believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in high-quality short-term debt securities and money market instruments. The taking of such a temporary defensive posture may adversely affect the ability of the Fund to achieve its investment objective.

Main Risks

     Volatility. The value of securities in Maxus Equity Fund's portfolio will go up and down. The Fund's portfolio will reflect changes in the prices of individual portfolio securities or general changes in securities valuations. Consequently, the Fund's share price may decline and you could lose money.

     Smaller Companies. The prices of equity securities fluctuate based on changes in a company's activities and financial condition and in overall market conditions. While Maxus Equity Fund invests in both smaller and larger companies, the smaller companies in which the Fund invests are especially sensitive to these factors and therefore may be subject to greater share price fluctuations than other companies. Also, securities of these smaller companies are often less liquid, thus possibly limiting the ability of the Fund to dispose of such securities when the Adviser deems it desirable to do so. As a result of these factors, securities of these smaller companies may expose shareholders of the Fund to above average risk.

Bar Chart and Performance Table

     The bar chart and table shown below provide an indication of the risks of investing in Maxus Equity Fund by showing changes in the Fund's performance from year to year over the life of the Fund and by showing how the Fund's average annual returns for one and five year peroids and the life of the Fund compare to those of a broad-based securities market index. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.

                          Maxus Equity Fund
                           Investor Shares





                             [Bar Chart]







 1990    1991    1992    1993   1994    1995    1996    1997    1998

-10.8%  36.4%   13.6%   24.5%   0.6%   22.4%   19.1%   28.2%   -8.7%


     During the 9-year period shown in the bar chart, the highest return for a quarter was 27% (quarter ending March 31, 1991) and the lowest return for a quarter was -21.06% (quarter ending September 30, 1998).



   Average Annual Total Returns        Past       Past        Life
 (for the periods ending December    One Year    5 Years    of Fund
            31, 1998)


        Maxus Equity Fund             -8.74%     11.41%      12.56%


   Value Line Arithmetic Index*       5.82%      15.27%      12.88%



* The Value Line Arithmetic Index is an equal-weighted index of the 1,636 stocks followed by Value Line Publishing, Inc.

                   MAXUS LAUREATE FUND
                         RISK/RETURN SUMMARY

Investment Objective and Main Investment Strategy

     The investment objective at Maxus Laureate Fund is to achieve a high total return, a combination of capital appreciation and income, consistent with reasonable risk. The Fund pursues this objective by investing primarily in other mutual funds which invest on a global basis. The Fund will structure its portfolio of mutual funds by (1) identifying certain global investment themes (for example, global telecommunication or emerging markets) which are expected to provide a favorable return over the next six to twelve months and (ii) selecting one or more mutual funds with management styles (for example, value vs. growth or large cap vs. small cap) or investment concentrations which represent each theme. As market conditions change, the Fund will exit those investment themes which appear to have run their course and replace them with more attractive opportunities. The Fund also will look for opportunities caused by market-moving events (such as political events, currency devaluations and natural disasters) that cause a disequilibrium between securities prices and their underlying intrinsic values.

     The Fund may also seek to achieve its objective by investing in mutual funds whose investment objectives are to provide investment results which either
(i) generally correspond to the performance of a recognized stock price index ("index funds"), (ii) generally correspond to a specified multiple of (for example, two times) the performance of a recognized stock price index ("leveraged index funds"), (iii) generally correspond to the inverse (opposite) of the performance of a recognized stock price index ("bear funds") or (iv) generally correspond to a specified multiple of the inverse (opposite) of the performance of a recognized stock price index ("leveraged bear funds").

     The Fund may invest in index funds and/or leveraged index funds when the Adviser believes that equity prices in general are likely to rise in the near term. Investments in index funds and leveraged index funds are designed to allow the Fund to seek to profit from anticipated increases in the indexes to which such funds generally are correlated. The Fund may invest in bear funds and/or leveraged bear funds when the Adviser believes that equity prices in general are likely to decline in the near term. Investments in bear funds and leveraged bear funds are designed to allow the Fund to seek to profit from anticipated decreases in the indexes to which such funds generally are inversely correlated.

     When the Adviser believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in high-quality short-term debt securities and money market instruments. The taking of such a temporary defensive posture may adversely affect the ability of the Fund to achieve its investment objective.

     Because the Fund reallocates fund investments across potentially numerous asset subclasses as evolving economic and financial conditions warrant, the portfolio turnover rate of the Fund is much higher than that of most other funds with similar objectives. Although the Fund invests exclusively in underlying funds that do not charge front-end or deferred sales loads, a sub-custodian of the Fund does impose a small transaction charge for each purchase or sale of underlying fund shares. The higher the portfolio turnover rate, the greater will be the custodial transaction charges borne by the Fund. Also, a high rate of portfolio turnover will result in high amounts of realized investment gain subject to the payment of taxes by shareholders. Any realized net short-term investment gain will be taxed to shareholders as ordinary income. See "Dividends, Distributions and Taxes" below.

Main Risks

     Volatility. The value of securities in Maxus Laureate Fund's portfolio will go up and down. The Fund's portfolio will reflect changes in the prices of individual portfolio securities or general changes in securities valuations. Consequently, the Fund's share price may decline and you could lose money.

     Foreign Exposure. Many of the underlying funds in which this Fund invests have substantial investments in foreign markets. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently than the U.S. market. If these factors cause the net asset values of the underlying funds to decline, the Funds share price will decline.

     Index and Leveraged Index Funds. The Fund may invest in "index funds" or "leveraged index funds." If equity prices generally decline while the Fund is invested in an index fund or funds, the Fund could experience substantial losses. Such losses would be magnified to the extent the Fund is invested in a leveraged index fund or funds.

     Bear and Leveraged Bear Funds. The Fund may also invest in "bear funds" or "leveraged bear funds." If equity prices generally rise while the Fund is invested in a bear fund or funds, the Fund could experience substantial losses. Such losses would be magnified to the extent the Fund is invested in a leveraged bear fund or funds.

     Duplication of Expenses. An investor in the Fund will bear not only his proportionate share of the expenses of the Fund but also indirectly similar expenses of the underlying mutual funds in which the Fund invests. These expenses consist of advisory fees, expenses related to the distribution of shares, brokerage commissions, accounting, pricing and custody expenses, printing, legal and audit expenses and other miscellaneous expenses.

     Industry Concentration. Through its investment in underlying funds, the Fund indirectly may invest more than 25% of its assets in one industry. Such indirect concentration of the Fund's assets may subject the shares of the Fund to greater fluctuation in value than would be the case in the absence of such concentration.

Bar Chart and Performance Table

     The bar chart and table shown below provide an indication of the risks of investing in Maxus Laureate Fund by showing changes in the Fund's performance from year to year over the life of the Fund and by showing how the Fund's average annual returns for one and five year periods and the life of the Fund compare to those of a broad-based securities market index. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.

                         Maxus Laureate Fund
                           Investor Shares






                             [Bar Chart]







               1994      1995      1996      1997      1998

               -3.4%     14.4%     21.0%     5.5%      35.1%


     During the 5-year period shown in the bar chart, the highest return for a quarter was 21.10% (quarter ending December 31, 1998) and the lowest return for a quarter was -11.99% (quarter ending September 30, 1998).



   Average Annual Total Returns        Past       Past        Life
 (for the periods ending December    One Year    5 Years    of Fund
            31, 1998)


       Maxus Laureate Fund            35.14%     13.78%      13.71%


      Morgan Stanley Capital          24.34%     15.68%      15.25%
    International World Index*

* The Morgan Stanley Capital International World Index is a total return market capitalization weighted index of the equity markets of 23 developed countries.

                MAXUS OHIO HEARTLAND FUND
                         RISK/RETURN SUMMARY

Investment Objective and Main Investment Strategies

  The investment objective of Maxus Ohio Heartland Fund is to obtain a high total return (a combination of income and capital appreciation). The Fund pursues this objective primarily by investing in equity securities of companies headquartered in the State of Ohio. Under normal circumstances the Fund will invest at least 65% of its total assets in such securities. Equity securities consist of common stock and securities convertible into common stock. In selecting such companies, the Fund emphasizes a "value" style of investing. In deciding which securities to buy and which to sell, the Adviser will give primary consideration to fundamental factors. For example, securities having relatively low ratios of share price to book value, net asset value, earnings and cash flow will generally be considered attractive investments.

  While   investments   may  be  made  in  all  types  and  sizes  of  companies
headquartered in Ohio, the primary focus of this Fund will be to invest in companies having annual revenues or a market capitalization of less than $5 billion, many of which may be traded in the over-the-counter market. However, the Fund will generally not invest in companies having annual revenues less than $25,000,000.

  When the Adviser believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in high-quality short-term debt securities and money market instruments. The taking of such a temporary defensive posture may adversely affect the ability of the Fund to achieve its investment objective.

Main Risks

  Volatility. The value of securities in Maxus Ohio Heartland Fund's portfolio will go up and down. The Fund's portfolio will reflect changes in the prices of individual portfolio securities or general changes in securities valuations. Consequently, the Fund's share price may decline and you could lose money.

  Geographic Concentration. Since this Fund concentrates its investments in the State of Ohio, its assets may be at greater risk because of economic, political or regulatory risk which may become associated with the State. For example, if adverse tax laws uniquely affecting Ohio-based companies were passed, such a development could have an adverse effect upon this Fund. This Fund also is subject to the additional risk that at certain times only a limited number of securities meeting the Fund's investment criteria may be available.

  Smaller Companies. The prices of equity securities fluctuate based on changes in a company's activities and financial condition and in overall market and financial conditions. While Maxus Ohio Heartland Fund invests in both smaller and larger companies, the smaller companies in which the Fund invests are especially sensitive to these factors and therefore may be subject to greater share price fluctuations than other companies. Also, securities of these smaller companies are often less liquid, thus possibly limiting the ability of the Fund to dispose of such securities when the Adviser deems it desirable to do so. As a result of these factors, securities of these smaller companies may expose shareholders of the Fund to above average risk. Bar Chart and Performance Table

  A bar chart and performance table is not provided for Maxus Ohio Heartland Fund since this Fund has not had annual total returns for a full calendar year.

                     MAXUS AGGRESSIVE VALUE FUND
                         RISK/RETURN SUMMARY

Investment Objective and Main Investment Strategies

  The investment objectives of Maxus Aggressive Value Fund is to obtain capital appreciation. The Fund pursues this objective by investing primarily in equity securities of companies whose equity securities have a total market value of between $10,000,000 and $200,000,000. Equity securities consist of common stock and securities convertible into common stock. The Fund emphasizes a "value" style of investing. In deciding which securities to buy and which to sell, the Adviser will give primary consideration to fundamental factors. For example, securities having relatively low ratios of share price to book value, net asset value, earnings and cash flow will generally be considered attractive investments. Additionally, the Adviser will give secondary consideration to insider transactions and the growth of earnings.

  As a result of its focus on smaller companies and its intent to take short-term positions in certain equity securities, this Fund may be considered to be more "aggressive" than other mutual funds having a "value" style of investing.

  When the Adviser believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in high-quality short-term debt securities and money market instruments. The taking of such a temporary defensive posture may adversely affect the ability of the Fund to achieve its investment objective.

Main Risks

  Volatility. The value of securities in Maxus Aggressive Value Fund's portfolio will go up and down. The Fund's portfolio will reflect changes in the prices of individual portfolio securities or general changes in securities valuations. Consequently, the Fund's share price may decline and you could lose money.

  Smaller Companies. The prices of equity securities fluctuate based on changes in a company's activities and financial condition and in overall market and financial conditions. The smaller companies in which the Fund invests are especially sensitive to these factors and therefore may be subject to greater share price fluctuations than other companies. Also, securities of these smaller companies are often less liquid, thus possibly limiting the ability of the Fund to dispose of such securities when the Adviser deems it desirable to do so. As a result of these factors, securities of these smaller companies may expose shareholders of the Fund to above average risk.

Bar Chart and Performance Table

  A bar chart and performance table is not provided for Maxus Aggressive Value since this Fund has not had annual total returns for a full calendar year.

              FEES AND EXPENSES OF THE FUNDS

  This table describes the fees and expenses that you may pay if you buy and hold shares of a Fund.

Annual Fund Operating Expenses (expenses that are deducted from Fund).



           Maxus          Maxus          Maxus       Maxus Ohio       Maxus
           Income         Equity         Laureate    Heartland        Agressivse
           Fund           Fund           Fund*       Value Fund       Fund

        In-    In-     In-    In-     In-    In-    In-     In-    In-    In-
        vestor stitu-  vestor stitu-  vestor stitu- vestor  stitu- vestor stitu-
        Class  tional  Class  tional  Class  tional Class   tional Class  tional
               Class          Class          Class          Class         Class


Manage-
ment
Fees    1.00%   1.00%  1.00%  1.00%   1.00%  1.00%  1.00%   1.00%  1.00%  1.00%

Distri-
bution
and/or
Service
(12b-1)
Fees    0.50%   0.00%   0.50%  0.00%   0.50%  0.00%  0.50%   0.00%  0.50%  0.00%

Other
Ex-
penses  0.37%   0.37%   0.30   0.30%   1.13%  1.13%  1.74%   1.74%  1.19%  1.19%


Total
Annual
Fund
Opera-
ting
Ex-
penses  1.87%   1.37%   1.80%   1.30%   2.63%  2.13%  3.24%   2.74%  2.69% 2.19%


*Expenses shown do not include expenses of the underlying funds in which Maxus Laureate Fund invests.

A shareholder who requests that the proceeds of a redemption be sent by wire transfer will be charged for the cost of such wire, which is $10.00 as of the date of this Prospectus (subject to change without notice).

Examples: These Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                           1 year   3 years  5 years   10 years
Investor Shares
Maxus Income Fund             $190     $588     $1011      $2190
Maxus Equity Fund             $183     $566    $  975      $2116
Maxus Laureate Fund           $266     $817     $1395      $2964
Maxus Ohio Heartland Fund     $327     $998     $1693      $3540
Maxus Aggressive Value        $272     $835     $1425      $3022
Fund
Institutional Shares
Maxus Income Fund             $139     $434    $  750      $1646
Maxus Equity Fund             $132     $412    $  713      $1568
Maxus Laureate Fund           $216     $667     $1144      $2462
Maxus Ohio Heartland Fund     $277     $850     $1450      $3070
Maxus Aggressive Value        $222     $685     $1175      $2524
Fund

                  HOW TO PURCHASE SHARES

     By this Prospectus, each Fund is offering Investor Shares and Institutional Shares. Investor Shares and Institutional Shares are identical, except as to minimum investment requirements and the services offered to and expenses borne by each class.

Investor Shares

     Investor Shares may be purchased by any investor without a sales charge. A minimum initial investment of $1,000 is required to open an Investor Shares account with subsequent minimum investments of $100. Investment minimums may be waived at the discretion of each Fund.

Institutional Shares

     Institutional Shares may be purchased without a sales charge by (1) financial institutions, such as banks, trust companies, thrift institutions, mutual funds or other financial institutions, acting on their own behalf or on behalf of their qualified fiduciary accounts, employee benefit or retirement plan accounts or other qualified accounts, (2) securities brokers or dealers acting on their own behalf or on behalf of their clients, (3) directors or employees of the Funds or of the Adviser or its affiliated companies or by the relatives of those individuals or the trustees of benefit plans covering those individuals. These requirements for the purchase of Institutional Shares may be waived in the sole discretion of the Funds.

     A minimum initial investment of $1,000,000 is required to open an Institutional Shares account with subsequent minimum investments of $10,000. Investment minimums may be waived at the discretion of each Fund.

Shareholders Accounts

     When a shareholder invests in a Fund, Mutual Shareholder Services, a division of Maxus Information Systems Inc. ("Mutual Shareholder Services"), the Transfer Agent for each Fund, will establish an open account to which all full and fractional shares (to three decimal places) will be credited, together with any dividends and capital gains distributions, which are paid in additional shares unless the shareholder otherwise instructs the Transfer Agent. Stock certificates will be issued for full shares only when requested in writing. Each shareholder is notified of the status of his account following each purchase or sale transaction.

Initial Purchase

     The initial purchase may be made by check or by wire in the following manner:

By Check. The Account Application which accompanies this Prospectus should be completed, signed, and, along with a check for the initial investment payable to Maxus Income Fund, Maxus Equity Fund, Maxus Laureate Fund, Maxus Ohio Heartland Fund or Maxus Aggressive Value Fund, mailed to: Mutual Shareholder Services, The Tower at Erieview, 36th Floor, 1301 East Ninth Street, Cleveland, Ohio 44114.

By Wire. In order to expedite the investment of funds, investors may advise their bank or broker to transmit funds via Federal Reserve Wire System to: Star Bank, N.A. Cinti/Trust, ABA #0420-0001-3, F/F/C Account No. 19-6201 Maxus Mutual Funds DDA 483617213 (Star Bank Trust). Also provide the shareholder's name and account number. In order to obtain this needed account number and receive additional instructions, the investor may contact, prior to wiring funds, Mutual Shareholder Services, at (216) 687-1000. The investor's bank may charge a fee for the wire transfer of funds.

Subsequent Purchases

     Investors may make additional purchases in the following manner:

By Check. Checks made payable to Maxus Income Fund, Maxus Equity Fund, Maxus Laureate Fund, Maxus Ohio Heartland Fund or Maxus Aggressive Value Fund should be sent, along with the stub from a previous purchase or sale confirmation, to Mutual Shareholder Services, The Tower at Erieview, 36th Floor, 1301 East Ninth Street, Cleveland, OH 44114.

By  Wire.   Funds  may  be  wired  by following the  previously  discussed  wire instructions for an initial purchase.

By Telephone. Investors may purchase shares up to an amount equal to 3 times the market value of shares held in the shareholder's account in a Fund on the preceding day for which payment has been received, by telephoning Mutual Shareholder Services, at (216) 687-1000 and identifying their account by number. Shareholders wishing to avail themselves of this privilege must complete a Telephone Purchase Authorization Form which is available from the Fund. A confirmation will be mailed and payment must be received within 3 business days of date of purchase. If payment is not received within 3 business days the Fund reserves the right to redeem the shares purchased by telephone, and if such redemption results in a loss to the Fund, redeem sufficient additional shares from the shareholder's account to reimburse the Fund for the loss. Payment may be made by check or by wire. The Adviser has agreed to hold the Fund harmless from net losses resulting from this service to the extent, if any, not reimbursed from the shareholder's account. This telephone purchase option may be discontinued without notice.

Systematic Investment Plan

     The Systematic Investment Plan permits investors to purchase shares of any Fund at monthly intervals. Provided the investor's bank or other financial institution allows automatic withdrawals, shares may be purchased by transferring funds from the account designated by the investor. At the investor's option, the account designated will be debited in the specified amount, and shares will be purchased once a month, on or about the 15th day. Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated. Investors desiring to participate in the Systematic Investment Plan should call Mutual Shareholder
Services at (216) 687-1000 to obtain the appropriate forms. The Systematic Investment Plan does not assure a profit and does not protect against loss in declining markets.

Price of Shares

     The price paid for shares of a certain class of a Fund is the net asset value per share of such class of such Fund next determined after receipt by the Transfer Agent of your investment in proper form, except that the price for shares purchased by telephone is the net asset value per share next determined after receipt of telephone instructions. Net asset value per share is computed for each class of each Fund as of the close of business (currently 4:00 P.M., New York time) each day the New York Stock Exchange is open for trading and on each other day during which there is a sufficient degree of trading in such Fund's investments to affect materially net asset value of its redeemable securities.

     The assets of the Funds (except Maxus Laureate Fund) are valued primarily on the basis of market quotations. The assets of Maxus Laureate Fund are valued primarily on the basis of the reported net asset values of the underlying mutual funds in which this Fund invests.

Other Information Concerning Purchase of Shares

     Each Fund reserves the right to reject any order, to cancel any order due to non-payment and to waive or lower the investment minimums with respect to any person or class of persons. If an order is canceled because of non-payment or because your check does not clear, you will be responsible for any loss that the Fund incurs. If you are already a shareholder, the Fund can redeem shares from your account to reimburse it for any loss. The Adviser has agreed to hold each Fund harmless from net losses to that Fund resulting from the failure of a check to clear to the extent, if any, not recovered from the investor. For purchases of $50,000 or more, each Fund may, in its discretion, require payment by wire or cashier's or certified check.


                         HOW TO REDEEM SHARES

     All shares of each class of each Fund offered for redemption will be redeemed at the net asset value per share of such class of that Fund next determined after receipt of the redemption request, if in good order, by the Transfer Agent. See "Price of Shares." Because the net asset value of each Fund's shares will fluctuate as a result of changes in the market value of securities owned, the amount a stockholder receives upon redemption may be more or less than the amount paid for the shares. Redemption proceeds will be mailed to the shareholder's registered address of record or, if $5,000 or more, may be transmitted by wire, upon request, to the shareholder's pre-designated account at a domestic bank. The shareholder will be charged for the cost of such wire. If shares have been purchased by check and are being redeemed, redemption proceeds will be paid only after the check used to make the purchase has cleared (usually within 15 days after payment by check). This delay can be avoided if, at the time of purchase, the shareholder provides payment by certified or cashier's check or by wire transfer.

Redemption by Mail

     Shares may be redeemed by mail by writing directly to the Funds' Transfer Agent, Mutual Shareholder Services, The Tower at Erieview, 36th Floor, 1301 East Ninth Street, Cleveland, Ohio 44114. The redemption request must be signed exactly as the shareholder's name appears on the registration form, with the signature guaranteed, and must include the account number. If shares are owned by more than one person, the redemption request must be signed by all owners exactly as the names appear on the registration.
     If a shareholder is in possession of the stock certificate, these certificates must accompany the redemption request and must be endorsed as registered with a signature guarantee. Additional documents may be required for registered certificates owned by corporations, executors, administrators, trustees or guardians. A request for redemption will not be processed until all of the necessary documents have been received in proper form by the Transfer Agent. A shareholder in doubt as to what documents are required should contact Mutual Shareholder Services at (216) 687-1000.

     You should be able to obtain a signature guarantee from a bank, broker-dealer, credit union (if authorized under state law), securities exchange or association, clearing agency or savings association. A notary public is not an acceptable guarantor. A Fund may in its discretion waive the signature guarantee in certain instances.

Redemption by Telephone

     Shares may be redeemed by telephone by calling Mutual Shareholder Services at (216) 687-1000 between 9:00 A.M. and 4:00 P.M. eastern time on any day the New York Stock Exchange is open for trading. An election to redeem by telephone must be made on the initial application form or on other forms prescribed by the Fund which may be obtained by calling the Funds at (216) 687-1000. This form contains a space for the shareholder to supply his own four digit identification number which must be given upon request for redemption. A Fund will not be liable for following instructions communicated by telephone that the Fund reasonably believes to be genuine. If a Fund fails to employ reasonable procedures to confirm that instructions communicated by telephone are genuine, the Fund may be liable for any losses due to unauthorized or fraudulent instructions. Any changes or exceptions to the original election must be made in writing with signature guaranteed, and will be effective upon receipt by the Transfer Agent. The Transfer Agent and each Fund reserve the right to refuse any telephone instructions and may discontinue the aforementioned redemption option without notice. The minimum telephone redemption is $1,000.

Other Information Concerning Redemption

     A shareholder who requests that the proceeds of a redemption be sent by wire transfer will be charged for the cost of such wire, which is $10.00 as of the date of this Prospectus (subject to change without notice).

     Each Fund reserves the right to take up to seven days to make payment if, in the judgment of the Fund's Investment Adviser, such Fund could be affected adversely by immediate payment. In addition, the right of redemption for a Fund may be suspended or the date of payment postponed (a) for any period during which the NYSE is closed (other than for customary week-end and holiday closings), (b) when trading in the markets that the Fund normally utilizes is restricted, or when an emergency, as defined by the rules and regulations of the SEC, exists, making disposal of that Fund's investments or determination of its net asset value not reasonably practicable, or (c) for any other periods as the SEC by order may permit for protection of that Fund's shareholders.

     Due to the high cost of maintaining accounts, each Fund has the right to redeem, upon not less than 30 days written notice, all of the shares of any shareholder if, through redemptions, the shareholder's account has a net asset value of less than $1,000 in the case of Investor Shares or $1,000,000 in the case of Institutional Shares. A shareholder will be given at least 30 days written notice prior to any involuntary redemption and during such period will be allowed to purchase additional shares to bring his account up to the applicable minimum before the redemption is processed.



                      SYSTEMATIC WITHDRAWAL PLAN

     Shareholders who own shares of a Fund valued at $15,000 or more may elect to receive a monthly or quarterly check in a stated amount (minimum check amount is $100 per month or quarter). Shares will be redeemed at net asset value as may be necessary to meet the withdrawal payments. If withdrawal payments exceed reinvested dividends and distributions, the investor's shares will be reduced and eventually depleted. A withdrawal plan may be terminated at any time by the shareholder or the applicable Fund. Costs associated with a withdrawal plan are borne by the applicable Fund. Additional information regarding systematic withdrawal plans may be obtained by calling Mutual Shareholder Services at (216) 687-1000.


                        INVESTMENT MANAGEMENT

The Investment Adviser

     Each Fund has retained as its investment adviser Maxus Asset Management Inc (the "Adviser"), The Tower at Erieview, 36th Floor, 1301 East Ninth Street, Cleveland, Ohio 44114, an investment management organization founded in 1976. The Adviser is actively engaged in providing discretionary investment management services to institutional and individual clients.

     Subject to the supervision of each Fund's Board of Trustees, the Adviser manages each Fund's assets, including buying and selling portfolio securities. The Adviser also furnishes office space and certain administrative services to the Fund.

     During 1998, the Adviser received from each Fund as compensation for its services an annual fee of 1% of such Fund's net assets.

Portfolio Managers

     Richard A. Barone has been the portfolio manager of Maxus Income Fund, Maxus Equity Fund and Maxus Aggressive Value Fund since the inception of each Fund. Mr. Barone has been President of the Adviser since 1976.

     Alan Miller has been the portfolio manager of Maxus Laureate Fund since January 1, 1995. Mr. Miller has been a portfolio manager with the Adviser since 1994.

     Denis J. Amato has been the portfolio manager of the Maxus Ohio Heartland Fund since its inception. Mr. Amato has been Chief Investment Officer of Gelfand Maxus Asset Management Inc., a subsidiary of RMI, since 1997. Previously, he was Managing Director of Gelfand Partners Asset Management since 1991.

Rule 12b-1 Plan (Investor Shares Only)

     Each Fund has adopted a Rule 12b-1 Plan, which allows it to pay marketing and servicing fees to the Distributor for the sale, distribution and customer servicing of each Fund's Investor Shares. Such fees are payable at the annual rate of .50% of the average daily net assets of the Investor Shares of each Fund. Because Investor Shares pay marketing and servicing fees on an ongoing basis, your investment cost may be higher over time than other shares with different sales charges and fees.


                  DIVIDENDS, DISTRIBUTIONS AND TAXES

     Each Fund declares and pays any dividends annually to shareholders. Dividends are paid to all shareholders invested in the Fund on the record date. The record date is the date on which a shareholder must officially own shares in order to earn a dividend.

     In addition, the Fund pays any capital gains at least annually. Your dividends and capital gains distributions will be automatically reinvested in additional Shares without a sales charge, unless you elect cash payments.

     If you purchase Shares just before a Fund declares a dividend or capital gain distribution, you will pay the full price for the Shares and then receive a portion of the price back in the form of a distribution, whether or not you reinvest the distribution in Shares. Therefore, you should consider the tax implications of purchasing Shares shortly before the Fund declares a dividend or capital gain. Contact your investment professional or the Fund for information concerning when dividends and capital gains will be paid.

     Each Fund sends an annual statement of your account activity to assist you in completing your federal, state and local tax returns. Fund distributions of dividends and capital gains are taxable to you whether paid in cash or reinvested in the Fund. Dividends are taxable as ordinary income; capital gains are taxable at different rates depending upon the length of time the Fund holds its assets.

     Fund distributions may be both dividends and capital gains. Generally, distributions from Maxus Income Fund are expected to be primarily ordinary income dividends, while distributions from the other Funds are expected to be primarily capital gains distributions. Redemptions and exchanges are taxable sales. Please consult your tax adviser regarding your federal, state, and local tax liability.

                        THE YEAR 2000 PROBLEM

     Many computer systems were designed using only two digits to designate years. These systems may not be able to distinguish the Year 2000 from the Year 1900 (commonly known as the "Year 2000 Problem"). The Funds could be adversely affected if the computer systems used by the Adviser or other Fund service providers do not properly address this problem before January 1, 2000. The Adviser expects to have addressed this problem before then, and does not anticipate that the services it provides will be adversely affected. The Fund's other service providers have told the Adviser that they also expect to resolve the Year 2000 Problem, and the Adviser will continue to monitor the situation as the Year 2000 approaches. However, if the problem has not been fully addressed, the Funds could be negatively affected. The Year 2000 Problem could also have a negative impact on the companies in which the Funds invest, and this could hurt the Funds' investment returns.


                         GENERAL INFORMATION

     Maxus Laureate Fund is not available to residents of the State of Montana.

     Shares of each Fund are offered exclusively by the Fund's Distributor, Maxus Securities Corp. an affiliate of the Adviser. The Distributor's address is The Tower at Erieview, 36th Floor, 1301 East Ninth Street, Cleveland, Ohio 44114.

     Star Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45201, is the custodian for each Fund's securities and cash. Mutual Shareholder Services, a division of Maxus Information Systems Inc. ("MIS"), The Tower at Erieview, 36th Floor, 1301 East Ninth Street, Cleveland, Ohio 44114, is each Fund's Transfer, Redemption and Dividend Distributing Agent. MIS is a subsidiary of RMI, the parent company of the Adviser.

     McCurdy & Associates C.P.A.'s, Inc., 27955 Clemens Road, Westlake, Ohio 44145, have been appointed as independent accountants for the Funds.

     Benesch, Friedlander, Coplan & Aronoff, 2300 BP Tower, 200 Public Square, Cleveland, Ohio 44114, is legal counsel to the Funds and to the Adviser.

                          MAXUS INCOME FUND
                         FINANCIAL HIGHLIGHTS

     The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by McCurdy & Associates C.P.A.'s, Inc., whose report, along with the Fund's financial statements, are included in the SAI, which is available upon request.

                         01/01/98  01/01/97 01/01/96   01/01/95  01/01/94
                            to        to       to         to        to
                         12/31/98  12/31/97 12/31/96   12/31/95  12/31/94

Net Asset Value:
  Beginning of Period    $ 11.31   $ 10.78  $ 10.54    $ 9.73    $ 10.94
Net Investment Income       0.72     .67       0.70      0.72       0.74
Net Gains or Losses on
  Securities (realized
  or unrealized)           (0.33)    .53       0.24      0.81      (1.22
Total From Investment
  Operations                0.39     1.20      0.94      1.53      (0.48)
Dividends  (from  net
  investment income)       (0.72)   (0.67)    (0.70)    (0.72)     (0.73)
Distributions (from capital
  gains                    (0.37)    0.00      0.00      0.00       0.00
Return of Capital           0.00     0.00      0.00      0.00       0.00
Total Distributions        (1.09)   (0.67)    (0.70)    (0.72)     (0.73)
Net Asset Value:
  End of Period          $ 10.61  $ 11.31   $ 10.78   $ 10.54     $ 9.73
Total Return                3.49%   11.47%     9.20%    16.15%     (4.39)%
Ratios/Supplemental  Data
Net  Assets End of Period
(Thousands)                39,650   38,620    35,728    37,387     33,425
Ratio of  Expenses to
  Average Net Assets        1.87%    1.91%     1.92%     1.90%      1.81%
Ratio of Net Income to
  Average Net Assets        6.52%    6.08%     6.50%     7.01%      7.10%
Portfolio Turnover Rate       55%      70%       78%      121%       138%

Notes to Financial Statements appear in the Fund's Statement of Additional Information.

                                MAXUS EQUITY FUND
                              FINANCIAL HIGHLIGHTS

     The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by McCurdy & Associates C.P.A.'s, Inc., whose report, along with the Fund's financial statements, are included in the SAI, which is available upon request.

                         01/01/98  01/01/97  01/01/96   01/01/95  01/01/94
                            to        to        to         to        to
                         12/31/98  12/31/97  12/31/96   12/31/95  12/31/94

Net Asset Value:
  Beginning of Period    $ 18.23   $ 16.00   $ 14.57   $ 12.95    $ 13.60
Net Investment Income       0.20      0.15      0.27      0.30       0.25
Net Gains or Losses on
  Securities (realized or
  unrealized)              (1.80)     4.33      2.50      2.60      (0.17)
  Total From Investment
  Operations               (1.60)     4.48      2.77      2.90       0.08
Dividends  (from  net
  investment income)       (0.20)    (0.15)    (0.27)    (0.27)     (0.22)
Distributions (from
  capital gains)           (0.51)    (2.10)    (1.07)    (1.01)     (0.51)
Return of Capital           0.00      0.00      0.00      0.00       0.00
  Total Distributions      (0.71)    (2.25)    (1.34)    (1.28)     (0.73)
Net Asset Value:
  End of Period          $ 15.92   $ 18.23   $ 16.00   $ 14.57    $ 12.95
Total Return               -8.74%    28.16%    19.13%    22.43%      0.62%
Ratios/Supplemental Data
Net Assets
  End  of  Period
  (Thousands)              53,279    55,637    38,765    31,576     17,018
Ratio  of  Expenses
  to Average Net Assets     1.80%     1.87%     1.90%     1.96%      2.00%
Ratio  of  Net  Income to
  Average Net Assets        1.15%     1.80%     1.71%     2.01%      1.82%
Portfolio Turnover Rate      111%       89%      111%      173%       184%

Notes to Financial Statements appear in the Fund's Statement of Additional Information.

                         MAXUS LAUREATE FUND
                         FINANCIAL HIGHLIGHTS

     The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by McCurdy & Associates C.P.A.'s, Inc., whose report, along with the Fund's financial statements, are included in the SAI, which is available upon request.

                         01/01/98  01/01/97  01/01/96  01/01/95  01/01/94
                            to        to        to        to        to
                         12/31/98  12/31/97  12/31/96  12/31/95  12/31/94

Net Asset Value:
Beginning of Period       $10.38    $10.82    $ 9.82    $ 9.62    $ 9.96
Net Investment Income      (0.12)      .52     (0.08)    (0.19)    (0.08)
Net Gains or Losses on
  Securities (realized
  or unrealized)            3.76       .07      2.14      1.57     (0.26)
Total From Investment
  Operations                3.64      0.59      2.06      1.38     (0.34)
Dividends (from net
  investment income)        0.00     (0.52)     0.00      0.00      0.00
Distributions (from
  capital gains)           (0.73)    (0.51)    (1.06)    (1.18)     0.00
Return of Capital           0.00      0.00      0.00      0.00      0.00
Total Distributions        (0.73)    (1.03)    (1.06)    (1.18)     0.00
Net Asset Value:
  End of Period           $13.29    $10.38    $10.82    $ 9.82    $ 9.62
Total Return               35.14%     5.49%    21.03%    14.41%    (3.41)%
Ratios/Supplemental Data
Net Assets End of Period
  (Thousands)               8,059     3,395     3,156     1,510     1,998
Ratio  of  Expenses  to
Average Net Assets          2.63%     2.49%     3.92%     3.85%     3.60%
Ratio of Net Income to
  Average Net Assets       -1.10%     4.19%    (0.73)%   (1.69)%   (0.87)%
Portfolio Turnover Rate     2,078%    1,511%    1,267%    1,377%      469%

Notes to Financial Statements appear in the Fund's Statement of Additional Information.

                      MAXUS OHIO HEARTLAND FUND
                         FINANCIAL HIGHLIGHTS

     The financial highlights table is intended to help you understand the Fund's financial performance for the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by McCurdy & Associates C.P.A.'s, Inc., whose report, along with the Fund's financial statements, are included in the SAI, which is available upon request.

                                            02/01/98*
                                               to
                                            12/31/98

Net Asset Value:
Beginning of Period                          $10.00
Net Investment Income                         (0.05)
Net Gains or Losses on Securities
  (realized  or  unrealized)                  (1.79)
Total From  Investment  Operations            (1.84)
Dividends (from net investment income)         0.00
Distributions  (from capital gains)            0.00
Return of Capital                              0.00
Total Distributions                            0.00
Net Asset Value:
  End of Period                              $ 8.16
Total Return                                 -18.40%
Ratios/Supplemental Data
Net Assets End of Period (Thousands)           1,234
Ratio of Expenses to Average Net Assets        3.24%
Ratio of Net Income to Average Net Assets     -0.88%
Portfolio Turnover Rate                        5.72%

*Commencement of operations.

Notes to Financial Statements appear in the Fund's Statement of Additional Information.

                     MAXUS AGGRESSIVE VALUE FUND
                         FINANCIAL HIGHLIGHTS

     The financial highlights table is intended to help you understand the Fund's financial performance for the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by McCurdy & Associates C.P.A.'s, Inc., whose report, along with the Fund's financial statements, are included in the SAI, which is available upon request.

                                        02/01/98*
                                           to
                                        12/31/98

Net Asset Value:
Beginning of Period                     $ 5.00
Net Investment Income                    (0.07)
Net Gains or Losses on Securities
  (realized  or  unrealized)             (0.09)
Total From  Investment  Operations       (0.16)
Dividends  (from  net  investment
  income)                                 0.00
Distributions (from  capital
  gains)                                 (0.04)
Return of Capital                         0.00
Total Distributions                      (0.04)
Net Asset Value:
  End of Period                           4.80
Total Return                             -3.27%
Ratios/Supplemental Data
Net Assets End of Period (Thousands)      3,159
Ratio of Expenses to Average Net Assets   2.69%
Ratio of Net Income to Average Net
  Assets                                 -1.33%
Portfolio Turnover Rate                  89.11%

*Commencement of operations.

Notes to Financial Statements appear in the Fund's Statement of Additional Information.

                              APPENDIX A
                     Description of Bond Ratings*

       AAA: Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

       AA: Bonds rated AA have very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

       A: Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in the higher rated categories.

       BBB: Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for the bonds in higher rated categories.

       BB, B, CCC and CC: Bonds rated BB, B, CCC and CC are regarded on balance as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.




*As described by Standard & Poor's Corporation.

TABLE OF CONTENTS                                                 Page

RISK/RETURN SUMMARY                                                  2
HOW TO PURCHASE SHARES                                              13
HOW TO REDEEM SHARES                                                15
SYSTEMATIC WITHDRAWAL PLAN                                          17
INVESTMENT MANAGEMENT                                               17
DIVIDENDS, DISTRIBUTIONS AND TAXES                                  18
THE YEAR 2000 PROBLEM                                               18
GENERAL INFORMATION                                                 19
FINANCIAL HIGHLIGHTS                                                20
APPENDIX A                                                          25




     A Statement of Additional Information (SAI) dated April 30, 1999, is incorporated by reference into this prospectus. Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. The annual report discusses market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year. To obtain the SAI, the annual report, semi-annual report and other information without charge and to make shareholder inquires, call the Funds at 1-800-44-MAXUS.

     Information about each Fund (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Reports and other information about each Fund are available on the Commission's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009. You can call 1-800-SEC-0330 for information on the Public Reference Room's operations and copying charges.


          The Maxus Funds
          The Tower at Erieview, 36th Floor
          1301 East Ninth Street
          Cleveland, Ohio  44114
          (216) 687-1000

Investment Company Act File Nos:        Income Fund:        811-4144
                                        Equity Fund:        811-5865
                                        Laureate Fund:      811-7516
                                        Ohio Heartland and
                                        Aggressive Value Funds:  811-8499

1
MAXUS FUND PROSPECTUS
      STATEMENT OF ADDITIONAL INFORMATION              April 30, 1999


                               MAXUS LAUREATE FUND
                        The Tower at Erieview, 36th Floor
                             1301 East Ninth Street
                              Cleveland, Ohio 44114
                                 (216) 687-1000


     Maxus Laureate Fund (the "Fund") is a diversified, open-end management investment company with an investment objective of obtaining the highest total return, a combination of capital appreciation and income, consistent with reasonable risk. This Statement of Additional Information is not a prospectus. A copy of the Fund's prospectus can be obtained from the Fund's distributor, Maxus Securities Corp, The Tower at Erieview, 36th Floor, 1301 East Ninth Street, Cleveland, Ohio 44114, telephone number (216) 687-1000.

     The date of this Statement of Additional Information and of the prospectus to which it relates is April 30, 1999.

                       TABLE OF CONTENTS


CAPTION                           PAGE      LOCATION IN PROSPECTUS

Fund History                         3      Not Applicable

Investments and Risks                3      Maxus Laureate Fund - Risk/
                                            Return Summary

Management of the Fund               9      Investment Management

Ownership of Shares                 11      Not Applicable

Investment Advisory and
Other Services                      11      Investment Management

Capital Stock and Other Securities  16      Not Applicable

Purchase, Redemption and Pricing    16      How to Purchase Shares/
of Shares                                   How to Redeem Shares

Taxation of Fund                    17      Dividends, Distributions
                                            and Taxes

Distributor                         17      Investment Management

Performance Data                    13      Not Applicable

Financial Statements                14      Maxus Laureate Fund - Financial
                                            Highlights

                          FUND HISTORY


     Maxus Laureate Fund (the "Fund") was organized as a Trust under the laws of the State of Ohio pursuant to a Declaration of Trust dated February 10, 1993.


                     INVESTMENTS AND RISKS

Classification

     The Fund is a diversified, open-end management investment company.

Investment Strategies and Risks

     The Fund has an investment objective of obtaining the highest total return, a combination of capital appreciation and income. The principal investment strategies used by the Fund to pursue this objective, together with the principal risks of investing in the Fund, are described in the Prospectus under the heading "Maxus Laureate Fund - Risk/Return Summary."

     Any investment in a mutual fund involves risk, and, although the Fund invests in a number of underlying funds, this practice does not eliminate investment risk. Some of the underlying funds in which the Fund invests may incur more risks than others. For example, some of the underlying funds may have policies that permit them to invest up to 100% of their assets in securities of foreign issuers and to engage in foreign currency transactions with respect to their investments; invest up to 100% of their assets in corporate bonds which are not considered investment grade bonds by Standard & Poor's Corporation or Moody's Investor Services, Inc., or which are unrated; invest some portion of their net assets in illiquid securities; invest some portion of their net assets in warrants; lend their portfolio securities; sell securities short; borrow money in amounts up to some designated percentage of their assets for investment purposes; write (sell) or purchase call or put options on securities or on stock indexes; concentrate 25% or more of their total assets in assets in one industry; enter into future contracts; and write (sell) or purchase options on future contracts. The risks associated with these investment policies are described in Appendix A to this Statement of Additional Information.

Fund Policies

     The Fund has adopted the following fundamental investment policies and restrictions. These policies cannot be changed without approval by the holders of a majority of the outstanding voting securities of the Fund. As defined in the Act, the "vote of a majority of the outstanding voting securities" of the Fund means the lesser of the vote of (a) 67% of the shares of the Fund at a meeting where more than 50% of the outstanding shares are present in person or by proxy or (b) more than 50% of the outstanding shares of the Fund. The Fund may not:

          1. Invest in securities other than those issued by open-end registered investment companies, including money market funds (this restriction does not preclude the use of the Custodian's money market deposit account for idle cash balances of the Fund);

          2. Invest more than 25% of its total assets in the securities of underlying funds which concentrate (i.e., invest more than 25% of their assets) in the same industry, provided that (i) through its investment in underlying funds, the Fund indirectly may invest more than 25% of its assets in one industry, and (ii) the Fund will concentrate more than 25% of its assets in the mutual fund industry; or

          3. Invest more than 25% of its assets in the shares of any one open-end registered investment company.

          4. Invest in any registered investment company if a purchase of its shares would result in the Fund and its affiliates owning more than 3% of the total outstanding stock of such investment company.

          5. Purchase the securities of any issuer if, as a result, more than 10% of the value of the Fund's net assets would be invested in securities that are not readily marketable; for this purpose, securities which are not readily marketable include shares of an open-end registered investment company owned by the Fund in an amount exceeding 1% of the issuer's total outstanding securities.

          6. Invest in securities of issuers which are subject to restrictions on disposition under the Securities Act of 1933 if, at the time of such purchase, more than ten percent (10%) of its assets (taken at value) would be so invested.

          7. Lend money or securities, provided that the making of interest-bearing demand deposits with banks and the purchase of mutual funds which invest in debt securities in accordance with their objectives and policies are not prohibited.

          8. Borrow money except for temporary or emergency purposes from banks (but not for the purpose of investments) and then only in an amount not to exceed five percent (5%) of the Fund's net assets; or pledge the Fund's securities or receivables or transfer or assign or otherwise encumber them in an amount exceeding the amount of the borrowings secured thereby.

          9. Make short sales of securities, or purchase any securities on margin except to obtain such short-term credits as may be necessary for the clearance of transactions.

          10. Purchase warrants, or purchase or write (sell) put or call options, or any combinations thereof.

          11. Purchase or retain any securities of any issuer if any of the officers or Trustees of the Fund or its investment adviser owns beneficially more than 1/2 of 1% of the securities of such issuer and together own more than 5% of the securities of such issuer.

          12. Invest for the purpose of exercising control or management of another issuer.

          13. Invest in commodities or commodity futures contracts or in real estate or real estate limited partnerships, although it may invest in open-end investment companies which invest in real estate securities.

          14. Purchase participations or other direct interests in oil, gas, or other mineral exploration or development programs.

          15. Underwrite securities issued by other except to the extent the Fund may be deemed to be an underwriter, under the federal securities law, in connection with the disposition of portfolio securities.

          16. Issue securities or other obligations senior to the Fund's shares of beneficial interest.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or net assets will not be considered a violation.

Defensive Investments

     When the Adviser believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in high-quality short-term debt securities and money market instruments, such as money market mutual funds, commercial paper, certificates of deposit and bank or savings and loan association interest-bearing demand accounts. The taking of such a temporary defensive posture may adversely affect the ability of the Fund to achieve its investment objective.

Portfolio Turnover

     The Fund is not restricted with regard to portfolio turnover and will make changes in its investment portfolios from time to time as business and economic conditions and market prices may dictate and its investment policies may require. The portfolio turnover rates in 1998 and 1997 were 2,078% and 1,511%, respectively. A high rate of portfolio turnover in any year will increase custodial transaction charges paid and could result in high amounts of realized investment gain subject to the payment of taxes by shareholders.

                     MANAGEMENT OF THE FUND

     The Board of Trustees is responsible for managing the Fund's business affairs and for exercising all the Fund's powers except those reserved for the shareholders. The day-to-day operations of the Fund are conducted by its officers. The following table provides biographical information with respect to each current Trustee and officer of the Fund. Each Trustee who is or may be deemed to be an "interested person" of the Fund, as defined in the Act, is indicated by an asterisk. Each Trustee of the Fund is also a Trustee of Maxus Income Fund, Maxus Equity Fund and MaxFund Trust, three other open-end management investment companies.

                         Position Held    Principal Occupation(s)
Name and Address         With the Fund    During Past 5 Years

Richard A. Barone*       Chairman,      President of Maxus Securities
The Tower at Erieview,   Treasurer      Corp (broker-dealer), Maxus
36th Floor               and Trustee    Asset Management Inc. (investment
1301 East Ninth Street                  adviser) and Resource Management,
Cleveland, Ohio 44114                   Inc.,   dba   Maxus   Investment   Group
                                        (financial services)

Denis J. Amato*          Trustee        Chief Investment Officer, Gelfand.
The Tower at Erieview,                  Maxus Asset Management, Inc.
36th Floor                              (investment  adviser)  since  1997;
1301 East Ninth Street                  previously, Managing Director,
Cleveland, Ohio 44114                   Gelfand    Partners   Asset   Management
                                        (investment adviser)

Kent W. Clapp            Trustee        Chairman, Medical Mutual of Ohio
2060 East Ninth Street                  (health insurer)
Cleveland, Ohio  44114

Steven M. Kasarnich      Trustee        President/Business Manager, Northeast
47 Alice Drive                          Ohio District Council of Carpenters;
Akron, Ohio  44319                      Executive Secretary-Treasurer, Ohio
                                        State Council of Carpenters

Burton D. Morgan         Trustee        Chairman, Morgan Bank (bank);
Park Place                              President, Basic Search, Inc.
10 West Streetsboro Road                (venture capital); Chairman,
Hudson, Ohio  44236                     Multi-Color Corporation (printing);
                                        Chairman, Morgan Funshares, Inc. (mutual fund)

Michael A. Rossi, C.P.A. Trustee        Certified Public Accountant
6559 Wilson Mills Road
Highland Heights, Ohio  44143

Joseph H. Smith          Trustee        Chief Financial Officer,
1404 East Ninth Street                  Diocese of Cleveland
8th Floor
Cleveland, Ohio  44114

Alan G. Miller           President      Portfolio Manager, Maxus Asset
The  Tower  at  Erieview,               Management, Inc.
36th Floor
1301 East Ninth Street
Cleveland, Ohio  44114

Robert J. Conrad         Vice President Vice President, Resource Management,
The  Tower  at  Erieview,               Inc.; formerly  Vice  President,
36th Floor                              American Income Plus
1301 East Ninth Street
Cleveland, Ohio  44114

Robert W. Curtin         Secretary      Senior Vice President and  Secretary,
The Tower at Erieview,                  Maxus  Securities  Corp;  formerly
36th Floor                              Executive Vice President,
1301 East Ninth Street                  Roulston & Company, Inc.
Cleveland, Ohio 44114

     No officer, director or employee of Maxus Asset Management Inc. ("MAM" or the "Investment Adviser") or of any parent or subsidiary receives any compensation from the Fund for serving as an officer or Trustee of the Fund. Each Trustee who is not an interested person in MAM will receive from the Fund the following fees for each Board or shareholders meeting attended: $100 per meeting if net assets of the Fund are under $10,000,000; $200 per meeting if net assets of the Fund are between $10,000,000 and $50,000,000; and $300 per meeting if net assets of the Fund are over $50,000,000. The estimated fees payable to the Trustees for the current fiscal year, which are the only compensation or benefits payable to Trustees, are summarized in the following table:


 Compensation Table

  Name of Trustee       Aggregate         Total
                      Compensation    Compensation
                        from the     From All Maxus
                          Fund        Funds Payable
                                       to Trustees

Richard A. Barone         $  0           $    0

Denis J. Amato            $  0           $    0

Kent W. Clapp             $200           $1,600

Steven M. Kasarnich       $200           $1,600

Burton D. Morgan          $600           $4,400

Michael A. Rossi          $600           $4,400

Joseph H. Smith           $200           $1,600

                      OWNERSHIP OF SHARES

     As of February 19, 1999, no person was known by the Fund to be the beneficial owner of more than 5% of the outstanding shares of the Fund.

     As of February 19, 1999, all officers and Trustees as a group beneficially owned 13,347 shares, constituting 1.5% of the outstanding shares of the Fund.


             INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser

     Maxus Asset Management, Inc. ("MAM"), the Fund's investment adviser, is a wholly-owned subsidiary of Resource Management Inc., d/b/a Maxus Investment Group, an Ohio corporation ("RMI") with interests primarily in the financial services industry. RMI also owns all of the shares of Maxus Securities Corp. ("MSC"), the NASD broker/dealer through which shares of each Fund are offered. Richard A. Barone is the president and a principal shareholder of RMI and, therefore, is deemed to be in control of MAM and MSC.

     As compensation for MAM's services rendered to the Fund, the Fund pays a fee, computed and paid monthly, at an annual rate of 1% of the average value of the first $150,000,000 of the Fund's daily net assets and .75% of average daily net assets in excess of $150,000,000. For 1998, 1997 and 1996, the Adviser received management fees from the Fund in the amounts of $47,163, $14,360 and $21,014, respectively.

     Subject to the supervision and direction of the Fund's Trustees, MAM, as investment adviser, manages the Fund's portfolio in accordance with the stated policies of the Fund. MAM makes investment decisions for the Fund and places the purchase and sale orders for portfolio transactions. In addition, MAM furnishes office facilities and clerical and administrative services, and pays the salaries of all officers and employees who are employed by both it and the Fund and, subject to the direction of the Fund's Board of Trustees, is responsible for the overall management of the business affairs of the Fund, including the provision of personnel for recordkeeping, the preparation of governmental reports and responding to shareholder communications.

     Other expenses are borne by the Fund and include brokerage fees and commissions, fees of Trustees not affiliated with MAM, expenses of registration of the Fund and of the shares of the Fund with the Securities and Exchange Commission (the "SEC") and the various states, charges of the custodian, dividend and transfer agent, outside auditing and legal expenses, liability insurance premiums on property or personnel (including officers and trustees), maintenance of business trust existence, any taxes payable by the Fund, interest payments relating to Fund borrowings, costs of preparing, printing and mailing registration statements, prospectuses, periodic reports and other documents furnished to shareholders and regulatory authorities, costs of printing share certificates, portfolio pricing services and Fund meetings, amortization of organizational expenses and costs incurred pursuant to the Fund's Distribution and Shareholder Servicing Plan described below.

Distribution Plan

     The Fund has a Distribution and Shareholder Servicing Plan (the "Plan") pursuant to Rule 12b-1 under the Act, pursuant to which the Fund pays Maxus Securities Corp ("MSC") .50% of average net assets of Investor Shares annually for the costs of activities intended to result in the sale of Investor Shares, regardless of the amount of expenses actually incurred by MSC. In 1998, $23,580 (.50% of average net assets) was paid by the Fund to MSC pursuant to the Plan. Of such amount, $22,047 was used by MSC to compensate securities dealers and other persons and organizations for providing distribution assistance and shareholder services with respect to Investor Shares, and $1,533 was expended for advertising and marketing.

     The Fund does not participate in any joint distribution activities with respect to another series or investment company.

     The Trustees believe that the Plan has benefitted and will continue to benefit the Fund and the holders of Investor Shares. Among these benefits are:
(1) reductions in the per share expenses of the Fund as a result of increased assets n the Fund; (2) reductions in the cost of executing portfolio transactions and the possible ability of the Investment Adviser in some cases to negotiate lower purchase prices for securities, due to the potentially larger blocks of securities which may be traded by the Fund as its net assets increase in size; and (3) a more predictable flow of cash which may provide investment flexibility in seeking the Fund's investment objective and may better enable the Fund to meet redemption demands without liquidating portfolio securities at inopportune times.

Other Service Providers

     The Fund has entered into an Administration Agreement with Maxus Information Systems Inc. ("MIS"), pursuant to which MIS has agreed to act as the Fund's Transfer, Redemption and Dividend Disbursing Agent. As such, MIS maintains the Fund's official record of shareholders and is responsible for crediting dividends to shareholders' accounts. In consideration of such services, the Fund pays MIS an annual fee, paid monthly, equal to $6.75 per shareholder account (with a monthly minimum of $775) plus $12 per month for each state in which the Fund is registered under such state's securities laws, plus out-of-pocket expenses. In addition, the Fund has entered into an Accounting Services Agreement with MIS, pursuant to which MIS has agreed to provide portfolio pricing and related services, for the payment of an annual fee of $17,400 for the first $25,000,000 in net assets, $8,500 for the next $25,000,000 in net assets and $4,750 for each additional $25,000,000 in net assets, plus out-of-pocket expenses. For 1998, 1997 and 1996, the Fund paid MIS fees under the Administration Agreement and the Accounting Services Agreement in the amounts of $24,713, $21,368 and $13,378, respectively. MIS is a subsidiary of RMI, the parent company of the Investment Adviser.

     Star Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45201, serves as the Fund's custodian. As custodian, Star Bank maintains custody of the Fund's cash and portfolio securities.

     McCurdy & Associates C.P.A.'s, Inc., independent certified public accountants located at 27955 Clemens Road, Westlake, Ohio 44145, has been selected as auditors for the Fund. In such capacity, McCurdy & Associates C.P.A.'s, Inc. periodically reviews the accounting and financial records of the Fund and examines its financial statements.


               CAPITAL STOCK AND OTHER SECURITIES

     The Declaration of Trust provides for an unlimited number of authorized shares of beneficial interest in the Fund. Shares of the Fund or divided into two classes, Investor Shares and Institutional Shares. Each share represents an equal proportionate interest in the Fund with other shares of the same class, and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared at the discretion of the Trustees.

     Shareholders are entitled to one vote per share (with proportional voting for fractional shares) on such matters as shareholders are entitled to vote. Shareholders vote in the aggregate and not by class on all matters except that
(i) shares shall be voted by individual class when required by the 1940 Act or when the Trustees have determined that the matter affects only the interests of a particular class, and (ii) only the holders of Investor Shares will be entitled to vote on matters submitted to shareholder vote with regard to the Distribution Plan applicable to such class.

     Whenever the approval of a majority of the outstanding shares of the Fund is required in connection with shareholder approval of an investment advisory contract, changes in the investment objective and policies or the investment restrictions, or approval of a distribution expense plan, a "majority" shall mean the vote of (i) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of such Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund, whichever is less.

     Although the Fund is not required to hold annual meetings of the shareholders, shareholders holding at least 10% of the Fund's outstanding shares have the right to call a meeting to elect or remove one or more of the Trustees of the Fund.

     Upon issuance and sale in accordance with the terms of the Prospectus, each share will be fully paid and non-assessable. Shares of the Fund have no preemptive, subscription or conversion rights. The Declaration of Trust also provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Fund and that every agreement, obligation or instrument entered into or executed by the Fund shall contain a provision to the effect that the shareholders are not personally liable thereunder.

           PURCHASE, REDEMPTION AND PRICING OF SHARES

     The information pertaining to the purchase and redemption of the Fund's shares appearing in the Prospectus under the captions "How To Purchase Shares" and "How To Redeem Shares" is hereby incorporated by reference.

     The price paid for shares of a certain class of the Fund is the net asset value per share of such class next determined after receipt by the Transfer Agent of properly identified purchase funds, except that the price for shares purchased by telephone is the net asset value per share next determined after receipt of telephone instructions. Net asset value per share is computed for each class of the Fund as of the close of business (currently 4:00 P.M., New York time) each day the New York Stock Exchange is open for trading and on each other day during which there is a sufficient degree of trading in the Fund's investments to affect materially net asset value of its redeemable securities.

     For purposes of pricing sales and redemptions, net asset value per share of a class of the Fund is calculated by determining the value of the class's proportional interest in the assets of the Fund, less (i) such class's proportional share of general liabilities and (ii) the liabilities allocable only to such class; and dividing such amount by the number of shares of such class outstanding.

     The assets of the Fund (other than cash and cash equivalents) consist of the underlying funds that are valued at their respective net asset values under the Act. An underlying fund values securities in its portfolio for which market quotations are readily available at their current market value (generally the last reported sales price) and all other securities and assets at fair value pursuant to methods established in good faith by the board of directors of the underlying fund. Money market funds with portfolio securities that mature in one year or less may use the amortized cost or penny-rounding methods to value their securities.


                      TAXATION OF THE FUND

     The Fund intends to qualify each year as a "regulated investment company" under the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Qualification as a regulated investment company will result in the Fund's paying no taxes on net income and net realized capital gains distributed to shareholders. If these requirements are not met, the Fund will not receive special tax treatment and will pay federal income tax, thus reducing the total return of the Fund.

     Statements as to the tax status of each shareholder's dividends and distributions will be mailed annually by the Fund's transfer agent. Shareholders are urged to consult their own tax advisers regarding specific questions as to Federal, state or local taxes.

     Income received by the Fund from a mutual fund in the Fund's portfolio (including dividends and distributions of short-term capital gains), as well as interest received on cash held in the Custodian's money market deposit account and net short-term capital gains received by the Fund on the sale of mutual fund shares, will be distributed by the Fund (net of expenses incurred by the Fund) and will be taxable to shareholders as ordinary income. Because the Fund is actively managed and can realize taxable net short-term capital gains by selling shares of an underlying fund with unrealized portfolio appreciation, investing in the Fund rather than directly in the underlying funds may result in increased tax liability to the shareholder, since the Fund must distribute its gain in accordance with the rules of the Code.

     Distributions of net capital gains received by the Fund from underlying mutual funds, as well as net long-term capital gains realized by the Fund from the purchase and sale of underlying mutual fund shares held by the Fund for more than one year, will be distributed by the Fund and will be taxable to shareholders as long-term capital gains (even if the shareholder has held the shares for less than one year). However, if a shareholder who has received a capital gains distribution suffers a loss on the sale of his shares not more than six months after purchase, the loss will be treated as a long-term capital loss to the extent of the capital gains distribution received.

     For purposes of determining the character of income received by the Fund when an underlying fund distributes net capital gains to the Fund, the Fund will treat the distribution as a long-term capital gain, even if it has held shares of the mutual fund for less than one year. However, any loss incurred by the Fund on the sale of that underlying fund's shares held for six months or less will be treated as a long-term capital loss only to the extent of the gain distribution. The tax treatment of distributions from the Fund is the same whether the distributions are received in additional shares or in cash. Shareholders receiving distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share received equal to the net asset value of a share of the Fund on the reinvestment date.

     The Fund may invest in underlying funds with capital loss carry-forwards. If such an underlying fund realizes capital gains, it will be able to offset the gains, it will be able to offset the gains to the extent of its loss carrying forwards in determining the amount of capital gains which must be distributed to its shareholders.


                          DISTRIBUTOR

     Shares of the Fund are offered on a best-efforts basis by Maxus Securities Corp, a registered NASD broker-dealer. MSC is a wholly-owned subsidiary of RMI, which is controlled by Richard A. Barone, Chairman of the Fund.

     Pursuant to the Distribution Agreement between the Fund and MSC, MSC has agreed to hold itself available to receive orders, satisfactory to MSC, for the purchase of the Fund's shares, to accept such orders on behalf of the Fund as of the time of receipt of such orders and to transmit such orders to the Fund's transfer agent as promptly as practicable. MSC does not receive any commissions or other compensation for the sale of shares of the Fund. However, pursuant to the Plan, MSC receives an annual distribution fee of .50% of average net assets of Investor Shares. Certain employees of MSC may receive compensation under the Plan. See "Investment Advisory and Other Services - Distribution Plan."

     The Distribution Agreement provides that MSC shall arrange to sell the Fund's Shares as agent for the Fund and may enter into agreements with registered broker-dealers as it may select to arrange for the sale of such shares. MSC is not obligated to sell any certain number of shares.


                          PERFORMANCE

     From time to time, the Fund may advertise performance data represented by a cumulative total return or an average annual total return. Total returns are based on the overall or percentage change in value of a hypothetical investment in the Fund and assume all of the Fund's dividends and capital gain distributions are reinvested. A cumulative total return reflects the Fund's performance over a stated period of time. An average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return if the Fund's performance had been constant over the entire period. Because average annual returns tend to smooth out variations in the Fund's returns, it should be recognized that they are not the same as actual year-by-year results. The total returns for Investor Shares of the Fund for periods ended December 31, 1998 are set forth below.


Maxus Laureate Fund

Average Annual Total Returns        Cumulative Total Returns

One     Three  Five   Life of        One    Three  Five   Life
Year    Years  Years  Fund*          Year   Years  Years  of Fund*


35.14%  19.94% 13.78% 13.71%        35.14% 72.53% 90.65% 107.08%


*  From commencement of operations, May 1, 1993.

     Performance may be compared to well-known indices such as the Dow Jones Industrial Average or alternative investments such as Treasury Bills. Also, the Funds may include published editorial comments compiled by independent organizations such as Lipper Analytical Services or Morningstar, Inc.

     All performance information is historical in nature and is not intended to represent or guarantee future results. The value of Fund shares when redeemed may be more or less than their original cost.

     Further information about the performance of the Fund is contained in the Fund's Annual Report to Shareholders which may be obtained from the Fund without charge.

                  INDEPENDENT AUDITOR'S REPORT



To The Shareholders and
Board of Trustees
Maxus Laureate Fund:

We have audited the accompanying statement of assets and liabilities of Maxus Laureate Fund, including the schedule of portfolio investments, as of December 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the periods then ended, and financial highlights for each of the five years in the periods then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments and cash held by the custodian as of December 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Maxus Laureate Fund as of December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.





McCurdy & Associates CPA's, Inc.
Westlake, Ohio
January 12, 1999

 Maxus Laureate Fund
                                                         Schedule of Investments
                                                                December 31,1998

 Shares/Principal Amount                              Market Value   % of Assets

Mutual Funds Equity
 52,271       American Century 20th
              Century Intl Growth                       500,754
 14,667       Baron Asset                               741,252
    137       Heartland Value                             4,018
 35,809       Invesco European                          639,915
  7,109       Invesco Health Sciences                   433,928
 14,675       Janus Overseas                            294,674
 25,284       Montgomery Emerging Asia                  200,506
 42,847       Montgomery Global Communications          918,201
  1,211       Mutual Series European Class Z             15,180
 57,014       Oakmark Small Cap                         842,104
 16,461       Robertson Stephens Inv Microcap Growth A  234,733
 55,032       Robertson Stephens Information Age        988,382
 21,202       Robertson Stephens Inv Emerging Growth    486,584
 15,510       Rydex Nova                                515,388
 20,414       Rydex OTC                                 844,305
    417       Turner Small Cap Equity                    11,138
                                                      7,671,062         95.07%
 Cash Equivalents
428,026      Star Bank Treasury                         428,026          5.31%

        Total Investments (Cost - $6,962,645)         8,099,088        100.38%

        Other Assets Less Liabilities                   (31,015)        -0.38%

        Net Assets - Equivalent                       8,068,073        100.00%

Non-income producing securities.
    The accompanying notes are an integral part of the financial statements.

Statement of Assets & Liabilities
Maxus Laureate Fund                                            December 31, 1998

                                                                   Laureate Fund
Assets:
     Investment Securities at Market Value                            8,099,088
      (Identified Costs - $6,962,645)
     Cash                                                                 4,936
     Receivables:
       Receivable for investment securities sold                              -
       Dividends and interest receivable                                  5,294
     Unamortized organization costs                                           -
Total Assets                                                          8,109,318

Liabilities:
     Payable for investment purchased                                         -
     Payable for shareholder distributions                                    -
     Accrued Expenses                                                    41,245
Total Liabilities                                                        41,245
Net Assets                                                            8,068,073

Net Assets Consist Of:
     Capital Paid In                                                  6,931,630
     Undistributed Net Investment Income                                      -
     Accumulated Realized Gain (Loss) on Investments - Net                    -
     Unrealized Appreciation in Value
          of Investments Based on Identified Cost - Net               1,136,443
Net Assets                                                            8,068,073

Net Assets:
     Investors Shares                                                 8,059,194
     Institutional Shares                                                 8,879
          Total                                                       8,068,073

Shares of capital stock
     Investors Shares                                                   606,564
     Institutional Shares                                                   668
          Total                                                         607,232

Net asset value per share
     Investors Shares                                                    $13.29
     Institutional Shares                                                $13.29

    The accompanying notes are an integral part of the financial statements.

Statement of Operations
Maxus Laureate Fund                                            December 31, 1998

                                                                   Laureate Fund
Investment Income:
Dividend income                                                         $21,113
Interest income                                                          51,673
Total Income                                                             72,786
Expenses:
Investment advisory fees (Note 2)                                        47,163
Distribution fees (Investor shares)                                      23,580
Distribution fees (Institutional shares)                                      -
Custodial fees                                                            4,013
Organization costs                                                        1,149
Transfer agent fees/Accounting and Pricing                               24,713
Legal                                                                     5,948
Audit                                                                     6,200
Registration and filing fees                                              2,047
Trustee fees                                                                600
Printing & Other Miscellaneous                                           10,135
Total Expenses                                                          125,548

Net Investment Income (Loss)                                            (52,762)

Realized and Unrealized Gain (Loss) on Investments:
Realized Gain (Loss) on Investments                                     468,275
Distribution of Realized Capital Gains
  from other Investment Companies                                             -
Unrealized Gain (Loss) from Appreciation
  (Depreciation) on Investments                                       1,125,684
Net Realized and Unrealized Gain (Loss) on Investments                1,593,959

Net Increase (Decrease) in Net Assets from Operations                $1,541,197

    The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Maxus Laureate Fund                                            December 31, 1998

                                                             Maxus Laureate Fund
                                                           01/01/98     01/01/97
                                                              to           to
                                                           12/31/98     12/31/97
From Operations:
     Net Investment Income                                 (52,762)     155,271
     Net Realized Gain (Loss) on Investments               468,275      156,212
     Net Unrealized Appreciation (Depreciation)          1,125,684      (95,242)
Increase (Decrease) in Net Assets from Operations        1,541,197      216,241

Distributions to investor shareholders:
     Net Investment Income                                       -     (155,173)
     Net Realized Gain (Loss) from Security Transactions  (417,895)    (156,184)

Distributions to institutional shareholders:
     Net Investment Income                                       -            -
     Net Realized Gain (Loss) from Security Transactions      (463)           -
Change in net assets from distributions                   (418,358)    (311,357)

From Capital Share Transactions:
     Proceeds from sale of shares                        4,475,218    1,753,927
     Dividend reinvestment                                 409,851      293,207
     Cost of shares redeemed                            (1,335,080)  (1,712,497)
Change in net assets from capital transactions           3,549,989      334,637
Change in net assets                                     4,672,828      239,521

Net Assets:
     Beginning of period                                 3,395,245    3,155,724
     End of period                                       8,068,073    3,395,245

Share Transactions:
     Issued                                                359,682      155,832
     Reinvested                                             30,779       28,121
     Redeemed                                             (110,248)    (148,601)
Net increase (decrease) in shares                          280,213       35,352
Shares outstanding beginning of period                     327,019      291,667
Shares outstanding end of period                           607,232      327,019

    The accompanying notes are an integral part of the financial statements.

Financial Highlights
Maxus Laureate Fund                                              Investor Shares
Selected data for a share of capital stock outstanding throughout the period indicated

                                            01/01/98    01/01/97    01/01/96    01/01/95    01/01/94
                                               to          to          to          to          to
                                            12/31/98    12/31/97    12/31/96    12/31/95    12/31/94
Net Asset Value -
     Beginning of Period                     10.38       10.82        9.82        9.62        9.96
Net Investment Income                        (0.12)       0.52       (0.08)      (0.19)      (0.08)
Net Gains or Losses on Securities
     (realized and unrealized)                3.76        0.07        2.14        1.57       (0.26)
Total from Investment Operations              3.64        0.59        2.06        1.38       (0.34)
Distributions
     Net investment income                       -       (0.52)          -           -           -
     Capital gains                           (0.73)      (0.51)      (1.06)      (1.18)          -
     Return of capital                           -           -           -           -           -
          Total Distributions                (0.73)      (1.03)      (1.06)      (1.18)          -
Net Asset Value -
     End of Period                          $13.29      $10.38      $10.82       $9.82       $9.62

Total Return                                 35.14%       5.49%      21.03%      14.41%      -3.41%

Ratios/Supplemental Data:
Net Assets at end of period (thousands)      8,059       3,395       3,156       1,510       1,998
Ratio of expenses to average net assets *     2.63%       2.49%       3.92%       3.85%       3.60%
Ratio of net income to average net assets *  -1.10%       4.19%      -0.73%      -1.69%      -0.87%
Portfolio turnover rate                       2792%       1511%       1267%       1377%        469%


                                                            Institutional Shares

                                                   02/01/98
                                                      to
                                                   12/31/98
Net Asset Value -
     Beginning of Period                            10.38
Net Investment Income                               (0.11)
Net Gains or Losses on Securities
     (realized and unrealized)                       3.76
Total from Investment Operations                     3.65
Distributions
     Net investment income                              -
     Capital gains                                  (0.73)
     Return of capital                                  -
          Total Distributions                       (0.73)
Net Asset Value -
     End of Period                                 $13.30

Total Return                                        35.24%

Ratios/Supplemental Data:
Net Assets at end of period (thousands)                 9
Ratio of expenses to average net assets *            2.13%
Ratio of net income to average net assets *         -0.60%
Portfolio turnover rate                              2792%

* Annualized

    The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements
                                                             Maxus Laureate Fund
                                                               December 31, 1998


1.)   SIGNIFICANT ACCOUNTING POLICIES
  The Fund is a diversified, open-end management investment company, organized as a Trust under the laws of the State of Ohio by a Declaration of Trust dated February 10, 1993. The Fund has an investment objective of achieving a high total return, a combination of capital appreciation and income, consistent with reasonable risk. This fund pursues its objective by investing exclusively in shares of other open-end registered investment companies, commonly called mutual funds. Significant accounting policies of the Fund are presented below:

  SECURITY VALUATION
  The Fund intends to invest exclusively in other open-end management investment companies (mutual funds). The investments in mutual funds are carried at market value. The market quotation used for mutual funds is the net asset value on the date on which the valuation is made.

  SECURITY TRANSACTION TIMING
  Security transactions are recorded on the dates transactions are entered into (the trade dates). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded as earned. The fund uses the identified cost basis in computing gain or loss on sale of investment securities. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

  INCOME TAXES
  It is the Fund's policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service. This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Fund's policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

  ESTIMATES
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


2.)   INVESTMENT ADVISORY AGREEMENT
  The Fund has entered into an investment advisory and administration agreement with Maxus Asset Management Inc, a wholly owned subsidiary of Resource Management Inc. The Investment Advisor receives from the Fund as compensation for its services to the Fund an annual fee of 1% on the first $150,000,000 of the Fund's net assets, and 0.75% of the Fund's net assets in excess of $150,000,000.


3.)   RELATED PARTY TRANSACTIONS
  Resource Management, Inc. has three wholly owned subsidiaries which provide services to the Fund. These subsidiaries are Maxus Asset Management Inc, Maxus Securities Corp, and Maxus Information Systems Inc. Maxus Asset Management was paid $47,163 in investment advisory fees during the fiscal year ended December 31, 1998. Maxus Securities, who served as the national distributor of the Fund's shares, was reimbursed $23,580 for distribution expenses. Maxus Information Systems, who provides accounting and shareholder services, received fees totaling $24,713 for services rendered to the Fund for the fiscal year ending December 31, 1998. Maxus Securities is a registered broker-dealer. Maxus Securities effected substantially all of the investment portfolio transactions for the Fund. The fees collected by Maxus Securities represent transaction charges imposed by the custodian. Maxus Securities pays these charges to the custodian without a mark-up.

  At December 31, 1998, Maxus Securities Corp owned 10,000 shares in the Fund.

  Certain officers and/or trustees of the Fund are officers and/or directors of the Investment Advisor and Administrator. Each director who is not an "affiliated person" receives an attendance fee of $100 per meeting.

4.)CAPITAL STOCK AND DISTRIBUTION
  At December 31, 1998 an indefinite number of shares of capital stock ($.10 par value) were authorized, and paid-in capital amounted to $6,953,273.

  Distributions to shareholders are recorded on the ex-dividend date. Payments in excess of net investment income or of accumulated net realized gains reported in the financial statements are due primarily to book/tax differences. Payments due to permanent differences have been charged to paid in capital. Payments due to temporary differences have been charged to distributions in excess of net investment income or realized gains.


5.) ORGANIZATION COSTS Organization costs are being amortized on a straight line basis over a five year period which ended during February, 1998.


6.) PURCHASES AND SALES OF SECURITIES During the fiscal year ending December 31,
  1998 purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $102,083,239 and $99,315,754 respectively.


7.)  FINANCIAL   INSTRUMENTS   DISCLOSURE  There  are  no  reportable  financial
  instruments which have any off-balance
  sheet risk as of December 31, 1998.


8.) SECURITY TRANSACTIONS For Federal income tax purposes, the cost of investments owned at December 31, 1998 was the same as identified cost.

  At December 31, 1998, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

  Appreciation    (Depreciation)   Net Appreciation
                                    (Depreciation)
   1,149,796         (13,353)          1,136,443

8.)      RECLASSIFICATION
  In accordance with AICPA Statement of Position 93-2, the components of the net assets of the Fund have been reclassified to the extent that the net investment loss of ($21,643) sustained during the fiscal year ended December 31, 1998, which represents a permanent difference for income tax purposes, has been reclassified as a decrease in the net capital paid in.

                                   APPENDIX A

              Description of Various Strategies (and Related Risks)
                                   Employed By
                       Funds In Which the Fund May Invest

     As described in this Statement of Additional Information under "Investments and Risks," the Fund may invest in the shares of open-end investment companies (or "mutual funds"). These mutual funds (referred to in this Appendix as "underlying funds") may incur certain risks which are described in this Appendix A.

Foreign Securities

     An underlying fund may invest up to 100% of its assets in securities of foreign issuers. Investments in foreign securities involve risks relating to political and economic developments abroad as well as those that may result from the differences between the regulation to which U.S. issuers are subject and that applicable to foreign issuers. These risks may include expropriation, confiscatory taxation, withholding taxes on dividends and interest, limitations on the use or transfer of an underlying fund's assets and political or social instability or diplomatic developments.

     Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Securities of many foreign companies may be less liquid and their prices more volatile than securities of comparable U.S. companies. Moreover, the underlying funds generally calculate their net asset values and complete orders to purchase, exchange or redeem shares only on days when the New York Stock Exchange is open. However, foreign securities in which the underlying funds may invest may be listed primarily on foreign stock exchanges that may trade on other days (such as U.S. holidays and weekends). As a result, the net asset value of an underlying fund's portfolio may be significantly affected by such trading on days when the Adviser does not have access to the underlying funds and shareholders do not have access to the Fund.

     Additionally, because foreign securities ordinarily are denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect an underlying fund's net asset value, the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and capital gain, if any, to be distributed to shareholders by the underlying fund. If the value of a foreign currency rises against the U.S. dollar, the value of the underlying fund's assets denominated in that currency will increase; correspondingly, if the value of a foreign currency declines against the U.S. dollar, the value of the underlying fund's assets denominated in that currency will decrease. The exchange rates between the U.S. dollar and other currencies are determined by supply and demand in the currency exchange markets, international balance of payments, governmental intervention, speculation and other economic and political conditions. The costs attributable to foreign investment that an underlying fund must bear frequently are higher than those attributable to domestic investing. For example, the costs of maintaining custody of foreign securities exceed custodian costs relating to domestic securities. Foreign Currency Transactions

     In connection with its portfolio transactions in securities traded in a foreign currency, an underlying fund may enter into forward contracts to purchase or sell an agreed upon amount of a specific currency at a future date that may be any fixed number of days from the date of the contract agreed upon by the parties at a price set at the time of the contract. Under such an arrangement, concurrently with the entry into a contract to acquire a foreign security for a specified amount of currency, the fund would purchase with U.S. dollars the required amount of foreign currency for delivery at the settlement date of the purchase; the fund would enter into similar forward currency transactions in connection with the sale of foreign securities. The effect of such transactions would be to fix a U.S. dollar price for the security to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security purchased or sold and the date on which payment is made or received, the normal range of which is three to fourteen days. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Although such contracts tend to minimize the risk of loss due to a decline in the value of the subject currency, they tend to limit commensurately any potential gain that might result should the value of such currency increase during the contract period.

High-Yield Securities

     The Fund may, from time to time, invest in shares of underlying funds which invest in lower-rated securities (rated BBB or lower by Standard & Poor's Corporation Rating Service) or in unrated securities, when, in the view of the Adviser, such investments are consistent with the Fund's investment objective. Certain risk factors that investors should recognize as being associated with the Adviser's discretion to invest in such underlying funds are set forth below.

     In general, when interest rates decline, the value of fixed income securities can be expected to rise. Conversely, when interest rates rise, the value of fixed income securities can be expected to decline. Prices of lower-rated securities (also sometimes referred to as "high-yield" securities) have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic changes or individual corporate developments. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of lower-rated securities.

     The values of lower-rated securities tend to reflect individual corporate developments to a greater extent than higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Further, securities rated BB or lower by Standard & Poor's are below investment grade and are considered, on balance, to be predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the higher rating categories. In some cases, such securities are subordinated to the prior payment of senior indebtedness, thus potentially limiting the underlying fund's ability to receive payments when senior securities are in default or to recover full principal. Many issuers of lower-rated corporate debt securities are substantially leveraged, which may impair their ability to meet debt service obligations. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. Upon any default, the underlying fund may incur additional expenses to the extent it is required to seek recovery of the payment of principal or interest on the relevant portfolio holding.

     In addition, lower-rated securities may tend to trade in markets that are relatively less liquid than the market for higher rated securities. It is thus possible that the underlying fund's ability to dispose of such securities, when its investment adviser deems it desirable to do so, may be limited. The lack of a liquid secondary market may also have an adverse impact on market price and the underlying fund's ability to dispose of particular issues when necessary to meet the underlying fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer. In addition, a less liquid market may interfere with the ability of the underlying fund to accurately value lower-rated securities and, consequently, value the fund's assets. Furthermore, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-rated securities, especially in a thinly-traded market.

     The market for "high yield" fixed-income securities has not weathered a major economic recession and it is unknown what effect a recession might have on such securities. It is likely, however, that any such recession could severely disrupt the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn would adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon.

     Standard & Poor's Corporation ("S&P") is a private service that provides rates of the credit quality of debt obligations. A description of ratings assigned to commercial paper and corporate debt obligations by S&P can be found in Appendix A to this Prospectus. These ratings represent S&P's opinion as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, securities with the same maturity, interest rate and rating may have different market prices. Subsequent to its purchase by an underlying fund, an issue of securities may cease to be rated or its ratings may be reduced below the minimum rating required for purchase by an underlying fund.

Convertible Preferred Stocks and Debt Securities

     Certain preferred stocks and debt securities that may be held by an underlying fund have conversion features allowing the holder to convert securities into another specified security (usually common stock) of the same issuer at a specified conversion ratio (e.g., two shares of preferred for one share of common stock) at some specified future date or period. The market value of convertible securities generally includes a premium that reflects the conversion right. That premium may be negligible or substantial. To the extent that any preferred stock or debt security remains unconverted after the expiration of the conversion period, the market value will fall to the extent represented by that premium. Illiquid Securities

     An underlying fund may invest in securities for which no readily available market exists ("illiquid securities") or securities the disposition of which would be subject to legal restrictions (so-called "restricted securities") and repurchase agreements maturing in more than seven days. A considerable period may elapse between an underlying fund's decision to sell securities and the time when the fund is able to sell such securities. If, during such a period, adverse market conditions were to develop, the underlying fund might obtain a less favorable price than prevailed when it decided to sell.

Industry Concentration

     An underlying fund may concentrate its investments within one industry. Because the scope of investment alternatives within an industry is limited, the value of the shares of such an underlying fund may be subject to greater market fluctuation than an investment in a fund that invests in a broader range of securities.

Option Activities

     An underlying fund may write (i.e., sell) call options ("calls") if the calls are "covered" throughout the life of the option. A call is "covered" if the fund owns the optioned securities. When a fund writes a call, it receives a premium and gives the purchaser the right to buy the underlying security at any time during the call period (usually not more than nine months in the case of common stock) at a fixed exercise price regardless of market price changes during the call period. If the call is exercised, the fund will forego any gain from an increase in the market price of the underlying security over the exercise price.

     An underlying fund may purchase a call on securities only to effect a "closing transaction," which is the purchase of a call covering the same underlying security and having the same exercise price and expiration date as a call previously written by the fund on which it wishes to terminate its obligation. If the fund is unable to effect a closing transaction, it will not be able to sell the underlying security until the call previously written by the fund expires (or until the call is exercised and the fund delivers the underlying security).

     An underlying fund also may write and purchase put options ("puts"). When a fund writes a put, it receives a premium and gives the purchaser of the put the right to sell the underlying security to the fund at the exercise price at any time during the option period. When a fund purchases a put, it pays a premium in return for the right to sell the underlying security at the exercise price at any time during the option period. An underlying fund also may purchase stock index puts, which differ from puts on individual securities in that they are settled in cash based on the values of the securities in the underlying index rather than by delivery of the underlying securities. Purchase of a stock index put is designed to protect against a decline in the value of the portfolio generally rather than an individual security in the portfolio. If any put is not exercised or sold, it will become worthless on its expiration date.

     An underlying fund's option positions may be closed out only on an exchange that provides a secondary market for options of the same series, but there can be no assurance that a liquid secondary market will exist at any given time for any particular option. In this regard, trading in options on certain securities (such as U.S. Government securities) is relatively new, so that it is impossible to predict to what extent liquid markets will develop or continue.

     An underlying fund's custodian, or a securities depository acting for it, generally acts as escrow agent as to the securities on which the fund has written puts or calls, or as to other securities acceptable for such escrow so that no margin deposit is required of the fund. Until the underlying securities are released from escrow, they cannot be sold by the fund.

     In the event of a shortage of the underlying securities deliverable on exercise of an option, the Options Clearing Corporation ("OCC") has the authority to permit other, generally comparable securities to be delivered in fulfillment of option exercise obligations. If the OCC exercises its discretionary authority to allow such other securities to be delivered, it may also adjust the exercise prices of the affected options by setting different prices at which otherwise ineligible securities may be delivered. As an alternative to permitting such substitute deliveries, the OCC may impose special exercise settlement procedures.

Futures Contracts

     An underlying fund may enter into futures contracts for the purchase or sale of debt securities and stock indexes. A futures contract is an agreement between two parties to buy and sell a security or an index for a set price on a future date. Futures contracts are traded on designated "contract markets" that, through their clearing corporation, guarantee performance of the contracts.

     Generally, if market interest rates increase, the value of outstanding debt securities declines (and vice versa). Entering into a futures contract for the sale of debt securities has an effect similar to the actual sale of securities, although sale of the futures contract might be accomplished more easily and quickly. For example, if an underlying fund holds long-term U.S. Government securities and it anticipates a rise in long-term interest rates (and therefore a decline in the value of those securities), it could, in lieu of disposing of those securities, enter into futures contracts for the sale of similar long-term securities. If rates thereafter increase and the value of the fund's portfolio securities thus declines, the value of the fund's futures contracts would increase, thereby protecting the fund by preventing the net asset value from declining as much as it otherwise would have. Similarly, entering into futures contracts for the purchase of debt securities has an effect similar to the actual purchase of the underlying securities, but permits the continued holding of securities other than the underlying securities. For example, if an underlying fund expects long-term interest rates to decline, it might enter into futures contracts for the purchase of long-term securities so that it could gain rapid market exposure that may offset anticipated increases in the cost of securities it intends to purchase while continuing to hold higher-yield short-term securities or waiting for the long-term market to stabilize.

     A stock index futures contract may be used to hedge an underlying fund's portfolio with regard to market risk as distinguished from risk relating to a specific security. A stock index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date, a final cash settlement occurs. Changes in the market value of a particular stock index futures contract reflect changes in the specified index of equity securities on which the contract is based.

     There are several risks in connection with the use of futures contracts. In the event of an imperfect correlation between the futures contract and the portfolio position that is intended to be protected, the desired protection may not be obtained and the fund may be exposed to risk of loss. Further, unanticipated changes in interest rates or stock price movements may result in a poorer overall performance for the fund than if it had not entered into futures contracts on debt securities or stock indexes.

     In addition, the market price of futures contracts may be affected by certain factors. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions that could distort the normal relationship between the securities and futures markets. Second, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions.

     Finally, positions in futures contracts may be closed out only on an exchange or board of trade that provides a secondary market for such futures. There is no assurance that a liquid secondary market on an exchange or board of trade will exist at any particular time.

Options on Futures Contracts

     An underlying fund may purchase and write (sell) put and call options on futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the option period. When an option on a futures contract is exercised, delivery of the futures position is accompanied by cash representing the difference between the current market price of the futures contract and the exercise price of the option. A fund may purchase put options on futures contracts in lieu of, and for the same purpose as, a sale of a futures contract. It also may purchase such put options in order to hedge a long position in the underlying futures contract in the same manner as it purchases "protective puts" on securities.

     As with options on securities, the holder of an option on a futures contract may terminate its position by selling an option of the same series. There is no guarantee that such closing transactions can be effected. An underlying fund is required to deposit initial margin and variation margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those applicable to futures contracts described above and, in addition, net option premiums received will be included as initial margin deposits.

     In addition to the risks that apply to all options transactions, there are several special risks relating to options on futures contracts. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. There can be no certainty that liquid secondary markets for all options on futures contracts will develop. Compared to the use of futures contracts, the purchase of options on futures contracts involves less potential risk to an underlying fund because the maximum amount of risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the use of an option on a futures contract would result in a loss to the fund when the use of a futures contract would not, such as when there is no movement in the prices of the underlying securities. Writing an option on a futures contract involves risks similar to those arising in the sale of futures contracts, as described above.

Short Sales

     An underlying fund may sell securities short. In a short sale, the fund sells securities that it does not own, making delivery with securities "borrowed" from a broker. The fund is then obligated to replace the borrowed securities by purchasing them at the market price at the time of replacement. This price may or may not be less than the price at which the securities were sold by the fund. Until the securities are replaced, the fund is required to pay to the lender any dividends or interest that accrue during the period of the loan. In order to borrow the securities, the fund may also have to pay a premium that would increase the cost of the securities sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

     The fund also must deposit in a segregated account an amount of cash or U.S. Government securities equal to the difference between (a) the market value of the securities sold short at the time they were sold short and (b) the value of the collateral deposited with the broker in connection with the sale (not including the proceeds from the short sale). Each day the short position is open, the fund must maintain the segregated account at such a level that the amount deposited in it plus the amount deposited with the broker as collateral
(1) equals the current market value of the securities sold short and (2) is not less than the market value of the securities at the time they were sold short. Depending upon market conditions, up to 80% of the value of a fund's net assets may be deposited as collateral for the obligation to replace securities borrowed to effect short sales and allocated to a segregated account in connection with short sales.

     An underlying fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security. The fund will realize a gain if the security declines in price between those dates. The amounts of any gain will be decreased and the amount of any loss in creased by the amount of any premium, dividends or interest the fund may be required to pay in connection with the short sale.

     A short sale is "against the box" if at all times when the short position is open the fund owns an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short. Such a transaction serves to defer a gain or loss for federal income tax purposes.

Warrants

     An underlying fund may invest in warrants, which are options to purchase a specified security, usually an equity security such as common stock, at a specified price (usually representing a premium over the applicable market value of the underlying equity security at the time of the warrant's issuance) and usually during a specified period of time. Moreover, they are usually issued by the issuer of the security to which they relate. While warrants may be traded, there is often no secondary market for them. The prices of the warrants do not necessarily move parallel to the prices of the underlying securities. Holders of warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. To the extent that the market value of the security that may be purchased upon exercise of the warrant rises above the exercise price, the value of the warrant will tend to rise. To the extent that the exercise price equals or exceeds the market value of such security, the warrant is not exercised within the specified time period, it will become worthless and the fund will lose the purchase price paid for the warrant and the right to purchase the underlying security.

Master Demand Notes

     Although the Fund itself will not do so, underlying funds (particularly money market mutual funds) may invest up to 100% of their assets in master demand notes. Master demand notes are unsecured obligations of U.S. corporations redeemable upon notice that permit investment by a fund of fluctuating amounts at varying rates of interest pursuant to direct arrangements between the fund and the issuing corporation. Because they are direct arrangements between the fund and the issuing corporation, there is no secondary market for the notes. However, they are redeemable at face value, plus accrued interest, at any time.

Repurchase Agreements

     Underlying funds, particularly money market funds, may enter into repurchase agreements with banks and broker-dealers under which they acquire securities subject to an agreement with the seller to repurchase the securities at an agreed upon time and price. These agreements are considered under the Investment Company Act of 1940 to be loans by the purchaser collateralized by the underlying securities. If the seller should default on its obligation to repurchase the securities, the underlying fund may experience delay or difficulties in exercising its rights to realize upon the securities held as collateral and might incur a loss if the value of the securities should decline.

Loans of Portfolio Securities

     An underlying fund may lend its portfolio securities provided: (1) the loan is secured continuously by collateral of U.S. Government securities or cash or cash equivalents maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) the fund may at any time call the loan and obtain the return of the securities loaned;
(3) the fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed one-third of the total assets of the fund. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral.

Hedging

     An underlying fund may employ many of the investment techniques described in this section not only for investment purposes, but also for hedging purposes. For example, an underlying fund may purchase or sell put and call options on common stocks to hedge against movements in individual common stock prices, or purchase and sell stock index futures and related options to hedge against marketwide movements in common stock prices. Although such hedging techniques generally tend to minimize the risk of loss that is hedged against, they also may limit commensurately the potential gain that might have resulted had the hedging transaction not occurred. Also, the desired protection generally resulting from hedging transactions may not always be achieved.

Leverage Through Borrowing

     An underlying fund may borrow up to 25% of the value of its net assets on an unsecured basis from banks to increase its holdings of portfolio securities. Under the Investment Company Act of 1940, the fund is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if disadvantageous from an investment standpoint. Leveraging will exaggerate the effect of any increase or decrease in value of portfolio securities on the fund's net asset value, and money borrowed will be subject to interest costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the interest and option premiums received from the securities purchased with borrowed funds.